As filed with the Securities and Exchange Commission on March 1, 2000

                      File Nos. 033-69798 and 811-8058

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933


                       Post-Effective Amendment No. 6


                                     and

                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940


                               Amendment No. 8


                       THE NOAH INVESTMENT GROUP, INC.
                             975 Delchester Road
                          Newtown Square, PA 19073
                                215-651-0460

                       William L. Van Alen, Jr., Esq.
                             975 Delchester Road
                          Newtown Square, PA 19073
                               (215) 651-0460


                               With copies to:
                             Max Berueffy, Esq.
                        American Data Services, Inc.
                              150 Motor Parkway
                          Hauppauge, NY 11788-0132


                            David D. Jones, Esq,
                          518 Kimberton Road, # 134
                      Phoenixville, Pennsylvania 19460

It is proposed that this filing will become effective:

     [X] immediately upon filing pursuant to Rule 485,paragraph (b)
     [ ] on March 1, 1999  pursuant  to Rule 485, paragraph (b)
     [ ] 60 days after filing pursuant to Rule 485, paragraph (a)(i)
     [ ] on _____ pursuant to Rule 485, paragraph (a)(i)
     [ ] 75 days after filing pursuant to Rule 485, paragraph(a)(ii)
     [ ] on _____ pursuant to Rule 485, paragraph (a)(ii)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: THE NOAH FUND

The Registrant declares that an indefinite amount of its shares of common stock is being registered by the Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2.

THE NOAH FUND
---------------------------------------------------------------------------
A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.


                              PROSPECTUS                           [LOGO]

                          Dated March 1, 2000                     NOAH FUND

---------------------------------------------------------------------------

The Noah Fund's (the "Fund") investment objective is to achieve capital growth while protecting invested capital (adjusted for inflation) and current income. The Fund is offered by The Noah Investment Group, Inc. (the "Company"), an open-end, diversified management investment company.

The Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
COMPLETE.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                             RISK/RETURN SUMMARY

The Fund is a No-Load Fund whose investment objective is capital growth, consistent with the preservation of invested capital (adjusted for inflation), and current income. The Fund seeks to achieve its objectives by primarily investing in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more) that qualify under the Fund's screening criteria. Geewax, Terker & Company, the Fund's sub-advisor, chooses securities for the Fund by using a "bottoms-up" investment approach. This means that the sub-advisor seeks investment opportunities from the company level on up, utilizing extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Company's Management believes that it is consistent with Judeo-Christian Principles for the Fund to take a moral stance with respect to its investments. Accordingly, as a matter of fundamental policy, the Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth.

The Fund's Advisor, Polestar Management Company, is responsible for the management of the Fund's assets and screening potential investments for compliance with the Fund's moral principles. The sub-advisor invests the Fund's assets under the supervision of the Advisor and in compliance with the Advisor's directives concerning impermissible investments.


PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund invests in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The sub-advisor will manage the portfolio subject to Polestar Management Company's supervision and will make decisions on buying, selling or holding portfolio securities in compliance with the Fund's philosophical restrictions on investing in certain kinds of companies. If the Fund has invested in a company that is later discovered to be in violation of the Fund's investment policies, the liquidation of that security will be required, which could result in a loss to the Fund. Further, the sub-advisor may be prevented from investing in an otherwise attractive investment opportunity due to the nature of that company's activities.

The Fund is appropriate for investors who want:

   o Capital appreciation and are willing to accept moderate stock market volatility.

   o Asset investment within the context of conservation of capital as adjusted for inflation.

   o Current income.

The bar chart and table below help show the risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500 Index** during each period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.


                    PERFORMANCE BAR CHART AND TABLE
             Year-by-Year Total Returns as of December 31

                           [ID -- BAR CHART]

               Year Ended Dec. 31, 1997 ........ 33.57%
               Year Ended Dec. 31, 1998 ........ 51.33%
               Year Ended Dec. 31, 1999 ........ 30.56%


               Best Quarter:       Q 4 1998      34.67%
               Worst Quarter:      Q 3 1998      -8.84%

The Fund's total return for the period November 1, 1999, through December 31, 1999, was 10.62%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 1999)

                                   PAST ONE
                                     YEAR    SINCE INCEPTION*
                                   --------  ----------------
               The Fund             30.56%       33.37%
               S&P 500 Index        21.04%       26.28%

 *The Fund commenced operations on May 17, 1996.

**The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.


                           FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment):     NONE*

*You will be charged a fee of $10 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets)

This table sets out the regular operating expenses that are paid out of the Fund's average daily assets. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements.


Management Fees ............................ 1.00%
12b-1 Fees(1) .............................. 0.25%
Other Expenses ............................. 1.47%
                                                 -----

Total Annual Fund Operating Expenses(2) .... 2.72%

(1) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) Actual Fund operating expenses were 2.20% due to voluntary expense reimbursement and fee waivers incurred by the Advisor.

EXAMPLE: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses, without taking into consideration any fee waivers and expense reimbursements, remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


          ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
          --------    -----------    ----------    ---------
            $275         $844          $1,440       $3,051


The above example does not include the $10 fee that you would have to pay if you redeemed your shares by wire transfer. Because the Fund does not charge a redemption fee except for wire transfers, you would pay the same fees set forth above even if you did not redeem your shares.


Prior to February 1, 1999, the Fund's Advisor operated under a voluntary agreement to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses did not exceed 1.75% annually. As of March 1, 1999, the Advisor has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses do not exceed 2.20%. For the Fund's fiscal years ended on October 31, 1999; October 31, 1998, and October 31, 1997, the Advisor incurred expense reimbursements and fee waivers of $36,853; $51,285 and $94,353, respectively.



       INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective and principal investment strategies are generally described in the Risk/Return Section of this Prospectus. This Section sets out additional information you should know before you invest.

The Fund seeks to realize capital appreciation by investing at least 65% of its average net assets in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more). Be aware that, when selecting companies for the Fund, no company can be included in the Fund's portfolio unless it satisfies the Fund's moral criteria. Subject to those restrictions, in the Advisor's opinion, large capitalization companies are advantageously positioned to achieve superior long-term asset value and earnings growth for the following reasons:

1. Large capitalization companies typically are able to better realize the results of company research and new product development.

2. Large capitalization companies typically are better able to dedicate more of their resources to capital spending and market expansion.

3. Large capitalization companies typically have greater resources and more management depth to allow these companies to achieve significant presence in their chosen markets.

The Fund's sub-advisor, under the direction of the Advisor, will choose stocks for the Fund. The sub-advisor's choices are always subject to the fundamental moral philosophy of the Fund, and no stock will be purchased for the Fund that knowingly violates that philosophy. The sub-advisor makes its choices based, in part, on the sub-advisor's analysis of broad macroeconomic and political factors such as inflation, interest rates, tax developments and currency rates.

The sub-advisor also conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

During periods when the Fund's Advisor deems it advisable for the Fund to be in a temporary defensive posture, the Fund may invest, without limit, in "money market instruments," a term that includes, among other things, bank obligations (which include U.S. Dollar denominated certificates of deposit, bankers' acceptances and time deposits issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion), commercial paper, obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements backed by U.S. Government securities.


                             RISK FACTORS

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.


                      INVESTING IN THE NOAH FUND

OPENING AND ADDING TO YOUR ACCOUNT

You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-794-NOAH. You may also purchase Fund shares through broker-dealers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares. Your purchase of Fund shares is subject to the following minimum investment amounts:

                                             MINIMUM INVESTMENT
                                             ------------------
                                   TO OPEN ACCOUNT    ADDITIONAL INVESTMENTS
                                   ---------------    ----------------------
Regular Account ...................    $1,000                  $50
IRAs ..............................    $  500                  $50
Non-Working Spousal IRA(1) ........    $  250                  $50
IRA Rollovers .....................    $1,000                  $50
401(k) Plans, Qualified Retirement
  Plans and SEP-IRAs ..............    $1,000                  $50

(1) A regular IRA must be opened first.

                                TO OPEN AN ACCOUNT                     TO ADD AN ACCOUNT
                                ------------------                     -----------------

BY MAIL                  Complete an Account Registration     Make your check payable to The Noah
                         Form, make a check payable to The    Fund and mail it to the address at
                         Noah Fund and mail the Form          left.
                         and check to The Noah Investment
                         Group, Inc., P.O. Box 5536,          Please include your account number
                         Hauppauge, NY 11788-0132.            on your check.

                                                              Or use the convenient form attached
BY OVERNIGHT COURIER     The Noah Investment Group, Inc.,     to your regular Fund statement.
                         c/o American Data Services, Inc.,
                         150 Motor Parkway, Suite 109,
                         Hauppauge, NY 11788.


BY WIRE                  Call 1-800-794-NOAH to obtain an
                         account number.

                         Ask your bank to wire funds to       Ask your bank to wire immediately
                         Account of                           available funds to the location
                         First Union National Bank, N.A.      described at the left, except that
                         ABA#: 031201467                      the wire should note that it is to
                         Credit: The Noah Investment          make a subsequent purchase rather
                         Group, Inc.                          than to open a new account.
                         Account #: 5014199596610
                         Further credit: The Noah Fund.
                         Include your name and account
                         number.

                         The wire should also state that
                         you are opening a new NOAH
                         Fund account.


BY TELEPHONE             Telephone transactions may not be    Call 1-800-794-NOAH to make your
PURCHASES TRANSFERRING   used for initial purchases. If       purchase.
MONEY FROM YOUR          you want to make subsequent
CHECKING, NOW OR BANK    transactions via telephone, please
MONEY MARKET ACCOUNT     select this service on your
                         Account Registration Form.


The Noah Investment Group wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements     After every transaction that affects your account
                            balance or your account registration.

Account Statements          Quarterly.

Financial Reports           Semi-annually -- to reduce Fund expenses, only
                            one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

PURCHASE BY MAIL

Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by American Data Services, Inc., the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at American Data Services' Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:


     The Noah Investment Group
     c/o American Data Services, Inc.
     150 Motor Parkway, Suite 109
     Hauppauge, NY 11788


All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.


BY FINANCIAL SERVICE ORGANIZATION

If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.


TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details at 1-800-794-NOAH.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.


American Data Services, Inc., the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions and/or tape recording all telephonic instructions.


Assuming procedures such as the above have been followed, neither American Data Services, Inc., nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.



WIRE PURCHASES

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.


MISCELLANEOUS PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

The public offering price for shares of the Noah Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities listed on an exchange but not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets of the Fund for which no market quotations are readily available are valued at market value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term securities (those with remaining maturities under 60 days) are valued at amortized cost, which approximates market value. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

                   HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.


BY MAIL

Sale requests should be mailed via U.S. mail or overnight courier service to:

     BY U.S. MAIL                         BY OVERNIGHT COURIER
     ------------                         --------------------
     THE NOAH FUND                        THE NOAH FUND
     C/O AMERICAN DATA SERVICES, INC.     C/O AMERICAN DATA SERVICES, INC.
     P.O. BOX 5536                        150 MOTOR PARKWAY, SUITE 109
     HAUPPAUGE, NY 11788-0132             HAUPPAUGE, NY 11788


The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. The Fund has made an election under Rule 18f-1 of the Investment Company Act of 1940, as amended, which allows the Fund to redeem shares, under certain circumstances, "in-kind." This means that the Fund may choose to redeem your shares with securities instead of cash. See the Statement of Additional Information for a more detailed discussion of in-kind redemptions.

Good Order means that the request must include:

1. Your account number.

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

3. The signatures of all account owners exactly as they are registered on the account.

4. Any required signature guarantees.

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.


SIGNATURE GUARANTEES --

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

  (i) if you change the ownership on your account;

 (ii) when you want the redemption proceeds sent to a different address than is registered on the account;

(iii) if the proceeds are to be made payable to someone other than the account's owner(s);

 (iv) any redemption transmitted by federal wire transfer to your bank; and


  (v) if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption.


In addition, signature guarantees are required for all redemptions of $2,500 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."


BY TELEPHONE

You may redeem your shares in the Fund by calling the Transfer Agent at 1-800- 794-NOAH if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.


BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.


REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.


                         SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may select the Automatic Investment Plan. Under this option, sums will be moved from your local bank checking account to your Fund Account on a periodic basis; i.e., monthly or quarterly. If you wish to create an Automatic Investment Plan, complete the Automatic Investment Plan form and return the form and a voided blank check from your local bank checking account to the Transfer Agent. You must allow three weeks for the Transfer Agent to confirm that electronic transfers can be made before you make the first transfer. Check with your bank to make sure that it is a participant in the Automated Clearing House system. The minimum amount that may be invested under the Plan periodically is $50.

For information and assistance concerning the Automatic Investment Plan, please call the Investor Service Department at 1-800-794-NOAH.

Dollar Cost Averaging is a useful method for investing in a portfolio of securities such as the Fund where the price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic Investment Plan or change the amount of your periodic payments at any time by mailing written notification of such cancellation or change to the Transfer Agent at American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788 or by calling American Data Services, Inc., at 1-800-794-NOAH.


RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the Fund at 1-800-794-NOAH to receive information concerning your options.


                      DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.


Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.



                       THE NOAH INVESTMENT GROUP

The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. It is authorized to issue 500,000,000 shares of .001 cent par value common capital stock. The Noah Investment Group's Articles of Incorporation permits its Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of 250,000,000 shares of The NOAH FUND which are currently being offered. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

Shareholder meetings will not be held unless required by Federal or State law or in connection with an undertaking given by the Fund (See Statement of Additional Information).

                        MANAGEMENT OF THE FUND

The business affairs of the Fund are managed under the general supervision of a Board of Directors.


INVESTMENT ADVISOR

Polestar Management Company ("Polestar Management"), 975 Delchester Road, Newtown Square, PA 19073, serves as the Fund's manager and is responsible for the management of the Fund's business affairs. Under the terms of the Management Agreement, Polestar Management, for the fee described below, manages, or arranges for the management of, the investment and reinvestment of the assets contained in the Fund's portfolio and the review, supervision and administration of the Fund's investment program. Polestar Management also provides administrative services to the Fund. Polestar Management has secured the services of Geewax Terker & Company as sub-advisor. (See "Sub-Investment Advisor," p. 12.) Polestar Management is responsible to The Noah Investment Group's Board of Directors.

Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies. For the fiscal year ending October 31, 1999, the Advisor waived $36,853 in management fees.

Polestar Management will give a one-tenth part of the net management fee paid to it to religious organizations (without regard to denomination) for missions, discipleship and the needs of the poor.

The Fund shall bear all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by Polestar Management. Polestar Management will pay or provide for the payment of the cost of office space, office equipment and office services as are adequate for the Fund's needs; provide competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by Fund employees or agents; and authorize persons who are officers, directors and employees of Polestar Management who may be designated as directors, officers and committee members to serve in such capacities at no cost to the Fund. Reference is made to the Statement of Additional Information for a detailed list of the expenses that will be borne by the Fund and by Polestar Management.


SUB-INVESTMENT ADVISOR

Geewax Terker & Company ("Geewax Terker"), 99 Starr Street, Phoenixville, PA 19460, is responsible for the investment and reinvestment of the Fund's assets. Mr. John J. Geewax, a general partner, is responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio. Mr. Geewax has been awarded a Bachelor of Science Degree, a Master's Degree in Business Administration and Doctorate in Philosophy (ABD) by the University of Pennsylvania. He has taught at the University of Pennsylvania's Wharton School. While teaching at the Wharton School, he, together with his partner, Mr. Bruce Terker, developed the investment strategy presently utilized by Geewax Terker.


Geewax Terker will charge a sub-advisory fee calculated as follows: on NOAH FUND average net assets up to $20 million: $1; on average net assets from $20 million to $50 million: .75%; on average net assets from $50 million to $100 million: .50% and on net assets of $100 million and above: .35%. (The NOAH FUND will have no responsibility for the payment of Geewax Terker's fees; the payment of any such fees will be the sole responsibility of Polestar Management.)

                         BROKERAGE ALLOCATION

Quaker Securities, Inc., ("Quaker") a registered broker-dealer and member of the National Association of Securities Dealers, Inc., will arrange for the execution of portfolio transactions. In placing brokerage orders, Quaker will seek the best overall terms available. In assessing the best overall terms available for any transaction, Quaker shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Quaker is authorized to pay to a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Quaker determines, in good faith, that such commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of Quaker to the Fund. Brokerage transactions may also be allocated in recognition of sale of Fund shares.


                        FUND SERVICE PROVIDERS

The Fund could not function without the services provided by certain companies. Some of these services and the providers are listed below.


CUSTODIAN

First Union National Bank, N.A., holds the investments and other assets that the Fund owns. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian and may be entered in the Federal Reserve Book Entry System or the security depository system of The Depository Trust Company.


TRANSFER, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

American Data Services, Inc., provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. American Data Services, Inc., also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.



                             FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax advisor with specific reference to your own tax situation.

The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of the NOAH FUND, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which you purchased and sold the shares.

Because your state and local taxes may be different than the federal taxes described above, you should see your tax advisor regarding these taxes.


                          GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the NOAH FUND may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.


                           DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .25% per annum of the Fund's average daily net assets currently. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                         FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE ITS INCEPTION ON MAY 17, 1996. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY SANVILLE & COMPANY, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                                                                          MAY 17, 1996,(1)
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                    OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                       1999         1998         1997         1996
                                    -----------  -----------  ----------- ----------------
NET ASSET VALUE --
  BEGINNING OF PERIOD ..............  $17.31       $13.23       $10.59       $10.00

INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......   (0.13)(2)    (0.10)(2)    (0.01)(2)     0.04
Net Realized and Unrealized Gain
   on Investments ..................    6.43         4.27         2.69         0.55
                                      ------       ------       ------       ------
Total from Investment Operations ...    6.30         4.17         2.68         0.59
                                      ------       ------       ------       ------
DISTRIBUTIONS:
From Net Investment Income .........      --           --        (0.04)          --
From Net Realized Capital Gains ....   (0.44)       (0.09)          --           --
                                      ------       ------       ------       ------
Total Distributions ................   (0.44)       (0.09)       (0.04)          --
                                      ------       ------       ------       ------
NET ASSET VALUE --
END OF PERIOD ......................  $23.17       $17.31       $13.23       $10.59
                                      ======       ======       ======       ======
TOTAL RETURN .......................   37.06%       31.65%       25.41%        5.90%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
   (in 000's) ......................  $6,472       $2,590         $961         $466
Ratio of Expenses to
   Average Net Assets(4) ...........    2.15%        1.75%        1.75%        1.42%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(4)..   (1.56)%      (0.86)%      (0.18)%       0.86%
Portfolio Turnover Rate ............   81.53%       66.49%       27.07%       21.61%

(1) Commencement of Operations.
(2) Net Investment Loss is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized for the period May 17, 1996, through October 31,
    1996.
(4) Without expense waivers of $36,853; $51,285; $94,353 and $47,931 for the periods ending October 31, 1999, 1998, 1997 and 1996, respectively, the ratio of expenses to average net assets would have been 2.72%, 4.73%, 16.08% and 49.81%, and the ratio of net investment (loss) to average net assets would have been (2.13)%, (3.85)%, (14.51)% and (47.52)%.

    See notes to financial statement contained in the Fund's Annual Report.

                         FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's latest annual and semi-annual reports to shareholders, which may be obtained from the Fund at no cost by contacting the Fund in one of the manners described below. In the Fund's annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL
INFORMATION (SAI)                     BY MAIL:

The SAI contains more detailed        The Noah Investment Group, Inc.
Information on all aspects of the     c/o American Data Services, Inc.
Fund. A current SAI, dated March 1,   150 Motor Parkway, Suite 109
2000, has been filed with the SEC     Hauppauge, NY 11788
and is incorporated by reference
into (is legally a part of) this      BY PHONE: 1-800-794-NOAH
prospectus.
                                      ON THE INTERNET:
To request a free copy of the SAI,    www.noahfund.com
or the Fund's latest annual           contact@noahfund.com
report, please contact the Fund.
                                      Or you may view or obtain these
                                      documents from the SEC.

                                      IN PERSON: at the SEC's Public
                                      Reference Room in Washington, D.C.

                                      BY PHONE: 1-800-SEC-0330

                                      BY MAIL: Public Reference Section,
                                      Securities and Exchange Commission,
                                      Washington, D.C. 20549-6009
                                      (duplicating fee required)

                                      ON THE INTERNET: www.sec.gov

                             The NOAH FUND
                   c/o American Data Services, Inc.
                     150 Motor Parkway, Suite 109
                          Hauppauge, NY 11788
                            1-800-794-NOAH

                           www.noahfund.com

                      Investment Company Act No.
                               811-1061

                 [THIS PAGE INTENTIONALLY LEFT BLANK]

                 [THIS PAGE INTENTIONALLY LEFT BLANK]

                 [THIS PAGE INTENTIONALLY LEFT BLANK]

            TABLE OF CONTENTS

Risk/Return Summary ...................  2
Fees and Expenses .....................  3
Investment Objectives and Strategies ..  4
Risk Factors ..........................  5
Investing in The NOAH FUND ............  5
How to Sell (Redeem) Shares ...........  9              [LOGO]
Shareholder Services .................. 10
Dividends and Distributions ........... 11             NOAH FUND
The Noah Investment Group ............. 11
Management of the Fund ................ 12
Brokerage Allocation .................. 13
Fund Service Providers ................ 13
Federal Taxes ......................... 13
General Information ................... 14
Distribution Fee ...................... 14
Financial Highlights .................. 15

                                                      PROSPECTUS


                                                    1-800-794-6624
                                                    1-800-794-NOAH
                                                   www.noahfund.com



                                                     MARCH 1, 2000

                                THE NOAH FUND
               A Portfolio Of The Noah Investment Group, Inc.

                     STATEMENT OF ADDITIONAL INFORMATION

This Statement is not a prospectus but should be read in conjunction with the current Prospectus, dated March 1, 2000 of The Noah Fund. To obtain a copy of the Prospectus, please call 1-800-794-NOAH.


                         Dated: March 1, 2000


                           TABLE OF CONTENTS

                                                                    Page
Investment Objective and Policies
Management of the Fund
Directors and Officers of the Fund
Principal Holders of Securities
Investment Management Services
Sub-Advisor
Distribution Plan
Brokerage Allocations
Special Investor Services
Purchase and Redemption of Shares
Taxes, Dividends and Capital Gains
Auditor
Financial Statements
Additional Performance Information for the Fund

                   INVESTMENT OBJECTIVE AND POLICIES

The investment objective, investment policies, and the fundamental philosophical investment restriction of the Noah Fund ("Fund") are described in the Fund's Prospectus. The Fund is subject to the following additional fundamental investment restrictions. Fundamental investment restrictions may not be changed without a vote of a majority of the Fund's outstanding shares, as that term is defined in the Investment Company act of 1940.

The Fund will not:

    (a) with respect to 75% of its assets, invest more than 5% of the market value of its assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding securities of any issuer (other than obligations of the U.S. Government);

    (c) invest more than 5% of its assets in the securities of companies that (with predecessors) have a continuous operating history of less than three years;

    (d) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

    (e) borrow money except from a bank and only for temporary or emergency purposes, and then only in an amount not in excess of 10% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 10% of the market value of its assets: the Fund will not purchase any securities while such borrowings exceed 5% of the Fund's assets;

    (f) underwrite the securities of other issuers;

    (g) make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors;

    (h) invest in oil, gas or mineral leases or real estate except that the Fund may purchase the securities of companies engaged in the business of real estate including real estate investment trusts; or

    (i) invest in commodities or commodity contracts.

    (j) Issue or invest in senior securities.

These investment limitations, described above, are considered at the time that Securities are purchased.

                        MANAGEMENT OF THE FUND

The Fund's Directors are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(10) of the Investment Company Act of 1940, are marked by an asterisk.

                  DIRECTORS AND OFFICERS OF THE FUND

                                   POSITIONS HELD WITH           PRINCIPAL OCCUPATION
NAME, ADDRESS and AGE                  THE COMPANY                  LAST FIVE YEARS
--------------------------------------------------------------------------------------------
William L. Van Alen, Jr., Esq.     Director, President      Mr. Van Alen is an attorney and
975 Delchester Road                Treasurer                has been engaged in the private
Newtown Square, PA 19073                                    practice of law since 1962.  He
                                                            is President and Chairman of the
Age: 66                                                     Board and a Director of Polestar
                                                            Management Company, Newtown
                                                            Square, PA 19073, the Fund's
                                                            investment manager. He is
                                                            also President of
                                                            Cornerstone Entertainment, Inc.,
                                                            a company engaged in the film
                                                            and entertainment industry.
--------------------------------------------------------------------------------------------
*James L. Van Alen, II             Director                 Mr. Van Alen is now, and has
Indian River Farm                                           been since 1981, employed by the
936 Plumstock Road                                          stock brokerage firm Janney,
Newtown Square, PA 19073                                    Montgomery, Scott, Philadelphia,
                                                            PA.
Age: 64

--------------------------------------------------------------------------------------------
George R. Jensen, Jr.              Director                 Mr. Jensen is the founder,
3 Sugarknoll Road                                           Chairman and Chief Executive
Devon, PA 19333                                             Officer of USA Technologies,
                                                            Inc., a company that markets
Age: 50                                                     business machines activated by
                                                            credit cards. Previously,Mr.
                                                            Jensen was the founder, and
                                                            until recently, was the Chairman
                                                            and Chief Executive Officer
                                                            of American Film Technologies,
                                                            Inc. (AFT). He had been
                                                            Chairman and a Director of AFT
                                                            since its inception in 1985.
                                                            AFT is a publicly owned company
                                                            that dominates the industry in
                                                            the colorization of black and
                                                            white films. From 1979 to 1985
                                                            Mr. Jensen was President and
                                                            Chief Executive Officer of
                                                            International Film Productions,
                                                            Inc.
--------------------------------------------------------------------------------------------

                                   POSITIONS HELD WITH           PRINCIPAL OCCUPATION
NAME, ADDRESS and AGE                  THE COMPANY                  LAST FIVE YEARS
--------------------------------------------------------------------------------------------
Christina Jaumotte DeGalavis       Director                 Mrs. DeGalavi has engaged in
                                                            private practice as a
Village of Golf                                             psychologist for the past ten
Del Ray, FL 33436                                           years, specializing in marital
                                                            counseling. She has also been
Age:  51                                                    actively in a number of socially
                                                            beneficial programs. During
                                                            1992-93, she served as President
                                                            of the Girl Scouts of Venezuela.
                                                            As an Official of the Venezuelan
                                                            Ministry of Health, she
                                                            instituted a program to improve
                                                            the condition of medical
                                                            institution patients
                                                            nationwide. She started the
                                                            first center for the treatment
                                                            of addicted young persons in
                                                            Venezuela. As Director of prison
                                                            conditions in Venezuela, she
                                                            initiated a program to improve
                                                            the condition of prison inmates
                                                            and as Special Advisor/Assistant
                                                            to the First Lady of Venezuela,
                                                            she coordinated a project for
                                                            the operation of a "Head-Start"
                                                            type day care program for
                                                            socially disadvantaged children.
                                                            She has also been active in the
                                                            raising of funds for
                                                            organizations devoted to caring
                                                            for orphans and abandoned
                                                            children both in Venezuela and
                                                            in Austria.
--------------------------------------------------------------------------------------------
Forrest H. Anthony                 Director                 Forrest H. Anthony, M.D., Ph.D.
1426 Fairview Road                                          is currently the Director of
Villanova, PA 19085                                         Science and Technology at the
                                                            University City Science Center.
Age: 49                                                     He was previously Chief
                                                            Executive Officer at Avid
                                                            Corporation, a biotechnology
                                                            company he founded in 1986,
                                                            until its merger with Triangle
                                                            Pharmaceuticals Inc. in August
                                                            1997. Dr. Anthony received a
                                                            B.A. in Biology from Dartmouth
                                                            College, an M.D. from the
                                                            University of Oregon, and a
                                                            Ph.D. in Biomedical Engineering
                                                            from the University of Virginia.
                                                            He previously worked in senior
--------------------------------------------------------------------------------------------

                                   POSITIONS HELD WITH           PRINCIPAL OCCUPATION
NAME, ADDRESS and AGE                  THE COMPANY                  LAST FIVE YEARS
--------------------------------------------------------------------------------------------
                                                            staff positions at Johnson &
                                                            Johnson and at Rorer Group Inc.,
                                                            and served (until July 1997) on
                                                            the Board of Directors and
                                                            Executive Committee of the
                                                            Biotechnology Industry
                                                            Organization (BIO), a national
                                                            trade association for the
                                                            biotechnology industry.
--------------------------------------------------------------------------------------------
Roger J. Knake                     Director                 He is currently, and has been
615 Mountain View Road                                      for the last seven years,
Berwyn, PA 19312                                            President and Chief Executive
                                                            Officer, XITEL, Inc., a
Age: 58                                                     communications company engaged
                                                            in the development and marketing
                                                            of electronic mail software.
                                                            Prior to that, Mr. Knake was a
                                                            Systems Analyst with E.I.
                                                            duPont.
--------------------------------------------------------------------------------------------

*  INTERESTED PERSONS

Mr. William L. Van Alen, Jr. is an interested person by virtue of being an officer and director of The Noah Investment Group, Inc. and an officer and director of Polestar Management Company. Mr. James L. Van Alen is a brother and member of the "immediate family" (as defined in Section 2(a)(10) of the Investment Company Act of 1940) of Mr. William
L. Van Alen and is an affiliated person of a brokerage firm.

REMUNERATION OF DIRECTORS AND OFFICERS

No Director or Officer of the Fund will receive any compensation for acting as such. In the future, the non-interested Fund Directors may receive a fee for each Board of Directors' meeting or Committee meeting attended, plus expenses.

                    PRINCIPAL HOLDERS OF SECURITIES


At the close of business on February 16, 2000, the following persons were known by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding Shares:
                                                      Percentage of Ownership
Name                    Address                             of the Fund
----                    -------                       -----------------------
John M. Templeton       c/o Glenmede Trust Company,           7.81%
                        Philadelphia, PA  19102

William M. McGinley     302 E. Oak Avenue,                    7.23%
                        Moorestown, NY  08057

James L. Van Alen       936 Plumstock Road,                   6.48%
                        Newtown Square, PA  19073



                    INVESTMENT MANAGEMENT SERVICES

Polestar Management Company (hereafter sometimes "Polestar Management"), a Maryland corporation, has its principal office at 975 Delchester Road, Newtown Square, PA 19073. Polestar Management does not serve as investment adviser to any other investment company.

The Management Agreement whereby Polestar Management provides management services to the Fund was approved by a majority of The Noah Investment Group's Board of Directors including a majority of those Directors who are not "interested persons" at a meeting held on July 9, 1997 called for the purpose of voting on such Agreement. The Agreement will continue in effect until March 1, 1998 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of The Noah Investment Group's Board of Directors or by Polestar Management, and will terminate automatically in the event of its assignment.

Mr. William L. Van Alen, Jr. is President, Treasurer and a director of Polestar Management. Mr. William L. Van Alen, Jr. and Ms. Judy
Van Alen own, respectively, 90% and 10% of the outstanding voting securities of Polestar Management.

Polestar Management furnishes, at no cost, the services of those of Polestar Management's officers who may be duly elected executive officers or directors of The Noah Investment Group.

The Noah Investment Group, Inc. shall pay on behalf of and from the assets of the Fund the following costs and expenses: the cost of determining the net asset value of the Fund's shares, the costs incurred in connection with sales and redemptions of its shares and all of its other administrative and operational costs including, without limitation, transfer and dividend disbursing and other agency fees; custodian fees; rent; auditing and legal fees; fees for the preparation, printing and distribution of prospectuses, proxy statements, stockholder reports and notices; supplies and postage; federal and state registration and reporting fees; applicable taxes; the fees and expenses of non-interested Directors and interest and brokerage commissions and other fees and expenses of every kind not expressly assumed by Polestar Management.


Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies. For the fiscal year ending October 31, 1999, October 31, 1998, and October 31, 1997, the Adviser waived fees of $36,853, $17,127, and $6,566, respectively.


                              SUB-ADVISOR

Geewax Terker & Company ("Geewax Terker") is a registered investment adviser. It serves as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated January 9, 1998 ("Sub-Advisory Agreement") between Polestar Management and Geewax Terker. The Geewax Terker Sub-Advisory Agreement was approved by a majority of The Noah Investment Group's Board of Directors including by a majority of The Noah Investment Group's non-interested Directors at a directors' meeting specifically called for the purpose of voting on the Agreement on December 11, 1997 and by the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998.

Geewax Terker has agreed to: (i) supervise and direct the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, policies and restrictions, and subject to any further limitations The Noah Investment Group may impose, from time to time, by written notice to Polestar Management provided that Polestar Management shall have informed Geewax Terker, in writing, of such further limitations; (ii) formulate and implement a continuing investment program for managing the assets and resources of the Fund, which Geewax Terker shall amend and update, from time to time, to reflect changes in financial and economic conditions; (iii) make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same, including advising Polestar Management and the Board of Directors as to certain actions taken involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) furnish Polestar Management and the Board of Directors of The Noah Investment Group, periodically and as otherwise requested, with reports of Geewax Terker's economic outlook and investment strategy, as well as the Fund's portfolio activity and investment performance; and (v) select the broker-dealers and place orders for the execution of portfolio transactions for the Fund with such broker-dealers.

Geewax Terker shall furnish The Noah Investment Group's Board of Directors with schedules of the securities in the Fund's portfolio on a quarterly basis. At the Board's request, and otherwise when Geewax Terker deems it appropriate, it will prepare and provide the Board with schedules of securities and statistical data regarding the activity and positions in the Fund's portfolio.

The Fund will have no obligation to pay Geewax Terker's fees or the fees of any other sub-advisor rendering sub-advisory services to any Fund series. Polestar Management will be solely responsible for the payment of any such sub-advisory fees.


Geewax Terker will charge a sub-advisory fee calculated as follows: on Noah Fund average net assets up to $20 million - $1; on average net assets from $20 million to $50 million - .75%; on average net assets from $50 million to $100 million - .50% and on net assets of $100 million and above - .35%. The Noah Fund will have no responsibility for the payment of Geewax Terker's fees; the payment of any such fees will be the sole responsibility of Polestar Management Company. For each of the fiscal years ending October 31, 1999, October 31, 1998, and October 31, 1997, Geewax Terker received from the Adviser a fee of $1.


                           DISTRIBUTION PLAN

The Noah Investment Group has adopted a distribution plan for the Fund (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.

The Distribution Plan was approved by the Board of Directors of The Noah Investment Group, including by all of the Rule 12b-1 Directors ("Rule 12b-1 Directors") are those directors who are not "interested persons" of The Noah Investment Group and who have no direct or indirect financial interest in the Distribution Plan or any related agreement), by the vote of the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. The Distribution Plan has been approved for a term ending December 31, 1998, unless earlier terminated by a vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the Fund's outstanding shares.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

In approving the Distribution Plan, in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940, the Directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan, the Board of Directors of The Noah Investment Group will receive quarterly, and in writing, the amounts and purposes of the distribution payments. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are not interested persons of The Noah Investment Group must be and has been committed to the discretion of the Rule 12b-1 Directors.


For the fiscal years ending October 31, 1999, October 31, 1998, and October 31, 1997, the Fund accrued 12b-1 fees of $15,740, $0, and $402, respectively, all of which was reimbursed to the Fund by Polestar
Management.


                         BROKERAGE ALLOCATION

Quaker Securities, Inc. ("Quaker") a registered broker-dealer and member of the National Association of Securities Dealers, Inc., will arrange for the execution of portfolio transactions. In placing brokerage orders, Quaker will seek the best overall terms available. In assessing the best overall terms available for any transaction, Quaker shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Quaker is authorized to pay to a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Quaker determines, in good faith, that such commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of Quaker to the Fund. Brokerage transactions may also be allocated in recognition of sale of Fund shares.


For the fiscal years ending October 31, 1999, October 31, 1998, and October 31, 1997, the Fund paid $10,490, $2,662, and $3000, respectively, in brokerage fees, all of which was reimbursed to the Fund by Polestar Management.


REDEMPTION IN KIND

A Notification under Rule 18f-1 under the Investment Company Act has been filed on behalf of the Fund, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period. It is intended to also pay redemption proceeds in excess of such lesser amount in cash, but the right is reserved to pay such excess amount in kind, if it is deemed to be in the best interests of the Fund to do so. In making a redemption in kind, the right is reserved to select from the portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate, as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash.

Investors receiving an in-kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

                       SPECIAL INVESTOR SERVICES

A shareholder may make arrangements for an Automatic Investing Plan (i.e., automatic monthly payments from the shareholder's bank account) by calling the Fund at 1-800-794-NOAH and requesting an application.
The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed.

Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

In general, an IRA provides certain tax advantages for participants. Under an IRA plan, a participant's periodic contributions and all dividends and capital gains distributions will be invested in shares of the Fund.

An individual may establish and make contributions of up to $2,000 per year to his or her own IRA or may roll over moneys from other tax qualified plans. An individual wishing to make an IRA investment, should consult with his or her own tax adviser before doing so. Investors may wish to call the Transfer Agent at 1-800-794-NOAH for information and instructions.

SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares are redeemed to make the requested payment on the day of the shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

                   PURCHASE AND REDEMPTION OF SHARES

Information relating to the procedure for the purchase and redemption of the Fund's shares at net asset value is contained on pages 5 through 11 of the Fund's Prospectus.

A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page 7 of the Fund's
Prospectus.

                                AUDITOR

Sanville & Company serves as the Fund's independent public accountants and will audit the Fund's financial statements.

                        REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.



Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.



                         FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended September 30, 1998, included in the Annual Report to shareholders of the Trust are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' report.



            ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

Total investment return is one recognized method of measuring mutual fund investment performance. The Fund's average annual total return is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.

The performance of the Fund may be compared with the S&P 500 Index, an unmanaged index of 500 industrial, transportation, utility, and financial companies, widely regarded as representative of the equity market in general, but which does not ordinarily include all companies in which the Fund may invest and the NASDAQ Composite Index, an unmanaged index of the price of all domestic companies' common stocks quoted on the NASDAQ system, which may include companies in which the Fund invests. Unlike the returns of the Fund, the returns of the indices do not include the effect of paying the brokerage and other transaction costs that investors normally incur when investing directly in the stocks in those indices. The Fund's performance reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

From time to time, in reports and promotional literature the Fund's total return performance may be compared to: (1) the Dow Jones Industrial Average so that you may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (2) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc.; Value Line Mutual Fund Survey, and Morningstar Mutual Funds, each of which is a widely-used independent research firm which ranks mutual funds by, among other things, overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as The Wall Street Journal, Investors Business Daily, New York Times, Money Magazine, and Barron's, which provide similar information; (3) indices of stocks comparable to those in which the Fund invests; (4) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; and (5) other government statistics such as GNP, may be used to illustrate investment attributes of the

Fund or the general economic, business, investment, or financial environment in which the Fund operates.

In addition, the performance of the Fund may be compared to the Russell 2000 Index, the Wilshire 5000 Equity Index, and returns quoted by Ibbotson Associates. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. The Wilshire 5000 Equity Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is capitalization weighted and measures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the NYSE, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. The performance data for the S&P 500 Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and Ibbotson Associates also assumes reinvestment of all dividends paid by the stocks in each data base, while the NASDAQ Corporate Index does not assume the reinvestment of all dividends and capital gains. Tax consequences are not included in such illustration, nor are brokerage or other fees or expenses of investing reflected.

                         SHAREHOLDER MEETINGS

Shareholder meetings will not be held unless required by Federal or State law. However, the directors of The Noah Investment Group, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                PART C
                                ------

ITEM 23.

Exhibit No.     Description of Exhibit
-----------     ----------------------
(a)             Articles of Incorporation (See Note 1)
(b)             Bylaws (See Note 1)
(c)             Not Applicable.
(d)             Management Agreement with Polestar management and investment
                Sub-advisory Agreement with Geewax, Terker (See Note 2).
(e)             Underwriting Agreement (See Note 2)
(f)             Not Applicable.
(g)             Form of Custody Agreement (See Note 2)
(h)             Administrative Service Agreement (Imperial BankFund)
                (Aii Aggressive Trading Fund (See Note 2)
(h)(1)          Form of Administrative Service Agreement (MegaTrends Fund;
                Phoenix Management Fund; Kaminski Poland Fund) (See Note 4)
(h)(2)          Form of Transfer Agency Agreement (See Note 2)
(i)             Opinion of. as to the legality of the securities being
                registered, including their consent to the filing thereof and as to the use of their names in the Prospectus (See Note 2)
(j)             Consent of McCurdy & Associates, CPAs, Inc., independent
                auditors (Imperial BankFund) (See Note 2)
(k)             Not Applicable.
(l)             Subscription Letter (See Note 2)
(m)             Distribution (12b-1) Plan (Imperial BankFund) (See Note 2)
(m)(1)          Distribution (12b-1) Plan ((Aii Agressive Trading Fund)
                (See Note 2)
(m)(2)          Distribution (12b-1) Plan (MegaTrends Fund; Phoenix
                Management Fund; and Kaminski Poland Fund) (See Note 4)
(n)             Financial Data Schedule--- attached as Exhibit 23(n)
(n)             Rule 18f-3 Plan (See Note 1)
Other Exhibits  Not Applicable

Notes to Exhibits:

(1) Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798) filed on April 16, 1996.

(2) Filed with the Securities and Exchange Commission as an Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798) filed on December 31, 1997.

(3) Included in Part B under Financial Statements.

(4) Filed with the Securities and Exchange Commission as an Exhibit to Pre-effective Amendment No. 2 to the Registrant's Registration Statement (Reg. No. 033-69798) filed on September 20, 1995.

(5) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control With Registrant
-----------------------------------------------------------------------

See Caption "Principal Holders of Securities" in the Statement of
Additional Information


Item 25.  Indemnification
-------------------------

(a) General. The Articles of Amendment and Restatement of Charter (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of Shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of Shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit. The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

(b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.


Item 26.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

None


Item 27.  Principal Underwriter
-------------------------------

The Fund does not have a principal underwriter


Item 28.  Location of Accounts and Records
------------------------------------------

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 975 Delchester Road, Newtown Square, PA 19073; the Fund's accounting and transfer agency records are maintained at Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.


Item 29.  Management Services
-----------------------------

There are no management service contracts not described in Part A or Part B of Form N-1A.


Item 30.  Undertakings
----------------------

Not Applicable

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newtown Square, Commonwealth of Pennsylvania, on the 29th day of February 2000.



                                    THE NOAH INVESTMENT GROUP, INC.


                                    ____________________________________
                                    By:  /s/ William L. Van Alen, Jr.
                                         President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


NAME                                TITLE               DATE

/s/ William L. Van Alen, Jr.        Director            February 29, 2000
                                    President
                                    And Treasurer
_________________________________
  WILLIAM L. VAN ALEN, JR.

/s/ Forrest H. Anthony              Director            February 29, 2000


_________________________________
    FORREST H. ANTHONY


/s/ James L. Van Alen, II           Director            February 29, 2000


_________________________________
    JAMES L. VAN ALEN, II

NAME                                TITLE               DATE

/s/ Christina Jaumotte De Galavis   Director            February 29, 2000


_________________________________
    CHRISTINA JAUMOTTE DE GALAVIS

/s/ Roger J. Knake                  Director            February 29, 2000


_________________________________
    ROGER J. KNAKE

/s/ George R. Jensen, Jr.           Director            February 29, 2000


_________________________________
    GEORGE R. JENSEN, JR.


The above persons signing as Directors are all of the members of the Company's Board of Directors.